UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    January 15, 2009

HYDROGEN ENGINE CENTER, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50542	82-0497807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2502 East Poplar Street, Algona, Iowa 50511
(Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

*Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of January 15, 2009, Jan Rowinski has been appointed as the chair of the Board of Directors for Hydrogen Engine Centre (HEC) Canada Inc.

A brief biography for Mr. Rowinski is attached.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit No.                                Description of Exhibit

99.1	Press Release issued by Hydrogen Engine Center, Inc., dated January 20, 2009.

99.2	Biography for Jan Rowinski

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HYDROGEN ENGINE CENTER, INC. (Registrant)

Date: January 20, 2009	By:	/s/ Sandra Batt
Name: Sandra Batt
Title: Chief Financial Officer